| Filed in the Office of | Business Number E0350162007-2 |
|---|---|
| *Barbara K. Cegavske* | Filing Number 20211468762 |
| Secretary of State State Of Nevada | Filed On 5/19/2021 3:06:00 PM |
| | Number of Pages 2 |

**BARBARA K. CEGAVSKE**
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

# Profit Corporation:

## Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
## Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
## Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

**1. Entity information:**

Name of entity as on file with the Nevada Secretary of State:

Easy Energy, Inc.

Entity or Nevada Business Identification Number (NVID): NV20071709860

**2. Restated or Amended and Restated Articles:** (Select one)

(If amending and restating only, complete section 1,2 3, 5 and 6)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on:
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

**3. Type of Amendment Filing Being Completed:** (Select only one box)

(If amending, complete section 1, 3, 5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following:

(Check only one box) ☐ incorporators ☐ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: unanimous

☐ Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada:

Jurisdiction of formation:

Changes to takes the following effect:

☐ The entity name has been amended.
☐ The purpose of the entity has been amended.
☐ The authorized shares have been amended.
☐ Other: (specify changes)

☐ Dissolution
☐ Merger
☐ Conversion

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

# Profit Corporation:
## Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
## Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
## Officer's Statement (PURSUANT TO NRS 80.030)

**4. Effective Date and Time:** (Optional)

Date: ______ Time: ______

(must not be later than 90 days after the certificate is filed)

**5. Information Being Changed:** (Domestic corporations only)

Changes to takes the following effect:

- [x] The entity name has been amended.
- [ ] The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)
- [ ] The purpose of the entity has been amended.
- [ ] The authorized shares have been amended.
- [ ] The directors, managers or general partners have been amended.
- [ ] IRS tax language has been added.
- [ ] Articles have been added.
- [ ] Articles have been deleted.
- [ ] Other.

The articles have been amended as follows: (provide article numbers, if available)

The name in Article 1 has been changed to Raphael Pharmaceutical Inc.

(attach additional page(s) if necessary)

**6. Signature:** (Required)

X [signature]
Signature of Officer or Authorized Signer — Title: CEO

X [signature]
Signature of Officer or Authorized Signer — Title: Director

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

**Please include any required or optional information in space below:**
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

| Filed in the Office of | Business Number E0350162007-2 |
|---|---|
| Barbara K. Cegavske (signature) | Filing Number 20211326503 |
| Secretary of State State Of Nevada | Filed On 3/22/2021 2:38:00 PM |
| | Number of Pages 3 |

**BARBARA K. CEGAVSKE**
**Secretary of State**
**202 North Carson Street**
**Carson City, Nevada 89701-4201**
**(775) 684-5708**
**Website: www.nvsos.gov**

# Profit Corporation:
## Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
## Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
## Officer's Statement (PURSUANT TO NRS 80.030)

**TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT**

**1. Entity information:**

Name of entity as on file with the Nevada Secretary of State: Easy Energy, Inc.

Entity or Nevada Business Identification Number (NVID): NV20071709860

**2. Restated or Amended and Restated Articles:** (Select one)

(If amending and restating only, complete section 1,2 3, 5 and 6)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on:
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☒ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

**3. Type of Amendment Filing Being Completed:** (Select only one box)

(If amending, complete section 1, 3, 5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following:

(Check only one box) ☐ incorporators ☐ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: unanimous

☐ Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada:

Jurisdiction of formation:

Changes to takes the following effect:

☐ The entity name has been amended. ☐ Dissolution
☐ The purpose of the entity has been amended. ☐ Merger
☐ The authorized shares have been amended. ☐ Conversion
☐ Other: (specify changes)

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

# Profit Corporation:
## Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
## Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
## Officer's Statement (PURSUANT TO NRS 80.030)

| | |
|---|---|
| **4. Effective Date and Time:** (Optional) | Date: Time: <br>(must not be later than 90 days after the certificate is filed) |
| **5. Information Being Changed:** (Domestic corporations only) | Changes to takes the following effect:<br>☐ The entity name has been amended.<br>☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)<br>☐ The purpose of the entity has been amended.<br>☒ The authorized shares have been amended.<br>☐ The directors, managers or general partners have been amended.<br>☐ IRS tax language has been added.<br>☐ Articles have been added.<br>☐ Articles have been deleted.<br>☐ Other.<br>The articles have been amended as follows: (provide article numbers, if available)<br>Article 3 (Please see attached additional page)<br>(attach additional page(s) if necessary) |
| **6. Signature:** (Required) | X ____________ Signature of Officer or Authorized Signer — Title: CEO<br>X ____________ Signature of Officer or Authorized Signer — Title: Director<br>*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof. |

**Please include any required or optional information in space below:**
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

EASY ENERGY, INC. (THE "CORPORATION")
NEVADA BUSINESS IDENTIFICATION NUMBER: NV20071709860
AMENDMENT/RESTATED ARTICLES/AMENDED AND RESTATED ARTICLES PROFIT CORPORATION
NEVADA SECRETARY OF STATE

The Corporation wishes to amend Article 3 of its Articles of Formation in the following manner:

Article 3 of the Articles of Formation is hereby amended to the following:

**Article 3**

The aggregate number of shares which the Corporation shall have authority to issue is Twenty-One Million Twenty Thousand Five Hundred Sixty (21,020,560), shares of Class A Common Stock, nominal value US $0.001 per share, which the Board of Directors may issue, in one or more series, without par value, with full, limited, multiple, fractional, or no voting rights, and with such designations, preferences, qualifications, privileges, limitations, restrictions, options, conversion rights and other special or relative rights as shall be fixed by the Board of Directors. The Class A Common Stock is hereinafter referred to collectively as the "Common Stock".

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

| Filed in the Office of | Business Number E0350162007-2 |
|---|---|
| Barbara K. Cegavske | Filing Number 20200952184 |
| Secretary of State State Of Nevada | Filed On 10/01/2020 12:41:58 PM |
| | Number of Pages 4 |

# Certificate of Reinstatement/Revival

## NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

☑ Reinstatement ☐ Revival

**1. Entity information:**

Name of entity as on file with the Nevada Secretary of State: EASY ENERGY, INC.

Entity or Nevada Business Identification Number (NVID): NV20071709860

**2. Registered Agent for Service of Process:** (check only one box)

☑ Commercial Registered Agent (name only below) ☐ Noncommercial Registered Agent (name and address below) ☐ Office or position with Entity (title and address below)

EASTBIZ.COM, INC.
Name of Registered Agent OR Title of Office or Position with Entity

| Street Address | City | State | Zip Code |
|---|---|---|---|
| 5348 VEGAS DRIVE | Las Vegas | Nevada | 89108 |

| Mailing Address (If different from street address) | City | State | Zip Code |
|---|---|---|---|
| | | Nevada | |

**2a. Certificate of Acceptance of Appointment of Registered Agent:** (Include "Registered Agent Acceptance/ Statement of Change" form if needed for signature)

*I hereby accept appointment as Registered Agent for the above named Entity. If the registered agent is unable to sign the Articles of Incorporation, submit a separate signed Registered Agent Acceptance form.*

X ______________________________
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity

Date

**3. Date When Revival is to Commence:**

Date when revival of charter is to commence or be effective, which may be before the date of the certificate:

**4. Duration of Revival:** (A date is required for entities under NRS 88)

Indicate whether or not the revival is to be perpetual, and, if not perpetual, the time for which the revival is to continue. Limited Partnership under NRS 88 must indicate a date.
The corporation's existence shall be: PERPETUAL or

**5.Current List :**

Reinstatements: List of Officers, Managers, Managing Members, General Partners, Managing Partners, Trustee or Subscribers

Revivals: List of Officers, Managers, Managing Members, General Partners, Managing Partners or Trustee

CORPORATION, INDICATE THE CHIEF EXECUTIVE OFFICER, OR EQUIVALENT OF: Title: CHIEF EXECUTIVE OFFICER

| Name | Country |
|---|---|
| Guy Ofir | ISR |

| Address | City | State | Zip/Postal Code |
|---|---|---|---|
| 13/1 Agamim St | Netanya | | |

CORPORATION, INDICATE THE SECRETARY, OR EQUIVALENT OF: Title: SECRETARY

| Name | Country |
|---|---|
| Emanuel Cohen | ISR |

| Address | City | State | Zip/Postal Code |
|---|---|---|---|
| 7 Moshe Sharet St. | Herzeliya | | |

CORPORATION, INDICATE THE TREASURER, OR EQUIVALENT OF: Title: TREASURER

| Name | Country |
|---|---|
| Emanuel Cohen | ISR |

*This form must be accompanied by appropriate fees.*

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

# Certificate of Reinstatement/Revival

## NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

☑ Reinstatement ☐ Revival

| Address | City | State | Zip/Postal Code |
|---|---|---|---|
| 7 Moshe Sharet St. | Herzeliya | | |

CORPORATION, INDICATE THE DIRECTOR, OR EQUIVALENT OF: Title: DIRECTOR

| Name | Country |
|---|---|
| Guy Ofir | ISR |

| Address | City | State | Zip/Postal Code |
|---|---|---|---|
| 13/1 Agamim St | Netanya | | |

CORPORATION, INDICATE THE DIRECTOR, OR EQUIVALENT OF: Title: DIRECTOR

| Name | Country |
|---|---|
| Emanuel Cohen | ISR |

| Address | City | State | Zip/Postal Code |
|---|---|---|---|
| 7 Moshe Sharet St. | Herzeliya | | |

*This form must be accompanied by appropriate fees.*

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

# Certificate of Reinstatement/Revival

## NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

☑ Reinstatement ☐ Revival

| 6. Statement of Fact: (Revivals only, select one. Entities under NRS 84 cannot revive) | ☐ Revival pursuant to 78.730 or 81.010: (check one)<br>The undersigned declare that the corporation desires to revive its corporate charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapters 78 and/or 81.<br>☐ The undersigned declare that they have obtained written consent of the stockholders of the corporation holding at least a majority of the voting power and that this consent was secured; furthermore, that they are the person(s) designated or appointed by the stockholders of the corporation to revive the corporation.<br>☐ The undersigned declare that they are the person(s) who have been designated by a majority of the directors in office to sign this certificate and that no stock has been issued. Membership approval not required under NRS 81.010(2). |
|---|---|
| | ☐ Revival pursuant to 80:<br>The undersigned declare that the corporation desires to revive its qualification to do business and is, or has been, organized and carrying on the business authorized by its existing or original qualification and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 80.<br>☐ The undersigned declare that they have obtained written consent of the stockholders of the corporation holding at least a majority of the voting power and that this consent was secured; furthermore, that they are the person(s) designated or appointed by the stockholders of the corporation to revive the qualification.<br>☐ The undersigned declare that they are the person(s) who have been designated by a majority of the directors in office to sign this certificate and that no stock has been issued. |
| | ☐ Revival pursuant to 82:<br>The undersigned declare that the corporation desires to revive its corporate charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapters 81 and 82.<br>This certificate must be executed by the President or Vice President **AND** Secretary or Assistant Secretary.<br>The undersigned declare that the execution and filing of this certificate has been approved unanimously by the last-appointed surviving directors of the corporation and the unanimous consent has been secured: |

*This form must be accompanied by appropriate fees.*

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

# Certificate of Reinstatement/Revival

## NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

☑ Reinstatement ☐ Revival

| | |
|---|---|
| **6. Statement of Fact:** (Revivals only, select one. Entities under NRS 84 cannot revive) | ☐ Revival pursuant to 86.580:<br>The undersigned declare that the limited-liability company desires to revive its charter and is, or has been,<br>organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 86.<br>The undersigned declares that he has been designated or appointed by the members to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of a majority of the members. |
| | ☐ Revival pursuant to 86:<br>The undersigned declare that the foreign limited-liability company desires to revive its registration and is, or has been, organized and carrying on the business authorized by its existing or original registration and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of NRS 86.5467.<br>The undersigned declares that he/she has obtained approval by written consent of the majority in interest and that this consent was secured. |
| | ☐ Revival pursuant to 87, 87A, 88 or 88A:<br>The undersigned declare that the limited partnership, limited-liability partnership, limited-liability limited partnership or business trust desires to revive its certificate and is, or has been, organized and carrying on the business authorized by its existing or original certificate and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 87, 87A, 88 or 88A<br>The undersigned declares that he/she has been designated or appointed by the general partners, managing partners or trustees to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of the general partners or managing partners holding at least a majority of the voting powers. |
| | ☐ Revival pursuant to 89:<br>The undersigned declare that the professional association desires to revive its articles of association and is, or has been, organized and carrying on the business authorized by its existing<br>or original articles of association and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 89.<br>The undersigned declares that he/she has been designated or appointed by the members to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of the holders of a membership interest in the professional association holding at least a majority of voting power. |
| **7. Signatures:** (Required) | **I declare under the penalty of perjury that the reinstatement/revival has been authorized by a court of competent jurisdiction or by the duly selected manager or managers of the entity or if the entity has no managers, its managing members.**<br>**I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.**<br>X EMANUEL COHEN — Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, or Authorized Signer<br>Title: Secretary<br>Date: 10/01/2020<br>*FORM WILL BE RETURNED IF UNSIGNED.* |

*This form must be accompanied by appropriate fees.*

## (PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

FILE NUMBER: E0350162007-2

EASY ENERGY, INC.
NAME OF CORPORATION

FOR THE FILING PERIOD OF 5/31/2011 TO 5/31/2014

**YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov**

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

Eastbiz.com, Inc.
5348 Vegas Dr.
Las Vegas NV 89108

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT: www.nvsos.gov

| Filed in the Office of | Business Number E0350162007-2 |
|---|---|
| [signature] | Filing Number 20130243412-12 |
| Secretary of State | Filed On 04/09/2013 |
| State Of Nevada | Number of Pages 1 |

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

[X] Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

*IMPORTANT: Read instructions before completing and returning this form.*

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

**CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW**

[ ] Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: [ ]

**NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.**

[ ] This corporation is a publicly traded corporation. The Central Index Key number is: [ ]

[ ] This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
001 – Governmental Entity
005 - Motion Picture Company
006 – NRS 680B.020 Insurance Co.

| NAME | TITLE(S) | CITY | STATE | ZIP CODE |
|---|---|---|---|---|
| GUY OFIR | PRESIDENT (OR EQUIVALENT OF) | | | |
| ADDRESS: 5348 Vegas Dr. | | Las Vegas | NV | 89108 |
| EMANUEL COHEN | SECRETARY (OR EQUIVALENT OF) | | | |
| ADDRESS: 5348 Vegas Dr. | | Las Vegas | NV | 89108 |
| EMANUEL COHEN | TREASURER (OR EQUIVALENT OF) | | | |
| ADDRESS: 5348 Vegas Dr. | | Las Vegas | NV | 89108 |
| GUY OFIR | DIRECTOR | | | |
| ADDRESS: 5348 Vegas Dr. | | Las Vegas | NV | 89108 |

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS Chapter 76 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X [signature]
**Signature of Officer**

Title: President
Date: 03/21/2013

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

| Filed in the Office of | Business Number E0350162007-2 |
|---|---|
| | Filing Number 20090266021-78 |
| Secretary of State | Filed On 03/19/2009 |
| State Of Nevada | Number of Pages 1 |

# Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:
Easy Energy, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)
Article 3.
The total number of shares of capital stock which the Corporation has authority to issue is (i) 185,000,000 shares of common stock, with a par value $0.00001 per share and (ii) 50,000,000 shares of preferred stock, with a par value of $0.0001 per share.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 57,783,317 (62% of issued and outstanding shares)

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

| | |
|---|---|
| Filed in the Office of | Business Number E0350162007-2 |
| [signature] | Filing Number 20080080275-72 |
| Secretary of State | Filed On 02/04/2008 |
| State Of Nevada | Number of Pages 1 |

# Certificate of Change Pursuant to NRS 78.209

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Change filed Pursuant to NRS 78.209 For Nevada Profit Corporations

1. Name of corporation:

Easy Energy, Inc.

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares at the par value, if any, of each class or series, if any, of shares before the change:

100,000,000 shares of common stock, par value $0.0001 per share; and 50,000,000 shares of preferred stock, par value $0.0001 per share

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

1,000,000,000 shares of common stock, par value $0.00001 per share; and 50,000,000 shares of preferred stock, par value $0.0001 per share

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

Shares of common stock will be forward split at the rate of one for ten, so that ten shares of common stock will be issued in exchange for one share of common stock.

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

7. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

8. Officer Signature: X [signature] GUY OFIR — Signature

PRESIDENT — Title

**IMPORTANT:** Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

# Certificate of Amendment

(PURSUANT TO NRS 78.380)

| Filed in the Office of | Business Number E0350162007-2 |
|---|---|
| Secretary of State State Of Nevada | Filing Number 20070689219-74 |
| | Filed On 10/09/2007 |
| | Number of Pages 5 |

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.380 - Before Issuance of Stock)

1. Name of corporation:

EASY ENERGY, INC.

2. The articles have been amended as follows (provide article numbers, if available):

ARTICLE 3:

CHANGE SHARES FROM 150,000,000 AT $0.0001 TO READ:

100,000,000 COMMON SHARES AT A PAR VALUE OF $0.0001 EACH
50,000,000 PREFERRED SHARES AT A PAR VALUE OF $0.0001 EACH

CONT. PG 2-3

INSERT ADDITIONAL ARTICLES 8-13 AS PROVIDED ON PGS 3-5

3. The undersigned declare that they constitute **at least two-thirds** of the incorporators [X], or of the board of directors [ ] (check one box only)

4. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5. The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued.

6. Signatures (If more than two signatures, attach an 8 1/2" x 11" plain sheet with the additional signatures.):

X ______________________ Signature

X ______________________ Signature

**IMPORTANT:** Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

ATTACHMENT
TO
ARTICLES OF INCORPORATION
OF
**Easy Energy, Inc.**

**ARTICLE 3. Capital Stock**

The aggregate number of shares that the Corporation will have authority to issue is One Hundred and Fifty Million (150,000,000), of which One Hundred Million (100,000,000) shares will be common stock ("Common Stock"), with a par value of $0.0001 per share, and Fifty Million (50,000,000) shares will be preferred stock, with a par value of $0.0001 per share ("Preferred Stock").

The Preferred Stock may be divided into and issued in series. The Board of Directors of the Corporation is authorized to divide the authorized shares of Preferred Stock into one or more series, each of which shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. The Board of Directors of the Corporation is authorized, within any limitations prescribed by law and this Article, to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the shares of any series of Preferred Stock including but not limited to the following.

(a) The rate of dividend, the time of payment of dividends, whether dividends are cumulative, and the date from which any dividends shall accrue;

(b) Whether shares may be redeemed, and, if so, the redemption price and the terms and conditions of redemption;

(c) The amount payable upon shares in the event of voluntary or involuntary liquidation;

(d) Sinking fund or other provisions, if any, for the redemption or purchase of shares;

(e) The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;

(f) Voting powers, if any, provided that if any of the Preferred Stock or series thereof shall have voting rights, such Preferred Stock or series shall vote only on a share for share basis with the Common Stock on any matter, including but not limited to the election of directors, for which such Preferred Stock or series has such rights; and

(g) Subject to the foregoing, such other terms, qualifications, privileges, limitations, options, restrictions, and special or relative rights and preferences, if

any, of shares or such series as the Board of Directors of the Corporation may, at the time so acting, lawfully fix and determine under the laws of the State of Nevada.

The Corporation shall not declare, pay or set apart for payment any dividend or other distribution (unless payable solely in shares of Common Stock or other class of stock junior to the Preferred Stock as to dividends or upon liquidation) in respect of Common Stock, or other class of stock junior to the Preferred Stock, nor shall it redeem, purchase or otherwise acquire for consideration shares of any of the foregoing, unless dividends, if any, payable to holders of Preferred Stock for the current period (and in the case of cumulative dividends, if any, payable to holders of Preferred Stock for the current period and in the case of cumulative dividends, if any, for all past periods) have been paid, are being paid or have been set aside for payment, in accordance with the terms of the Preferred Stock, as fixed by the Board of Directors.

In the even of the liquidation of the Corporation, holders of Preferred Stock shall be entitled to receive, before any payment or distribution on the Common Stock or any other class of stock junior to the Preferred Stock upon liquidation, a distribution per share in the amount of the liquidation preference, if any, fixed or determined in accordance with the terms of such Preferred Stock plus, if so provided in such terms, an amount per share equal to accumulated and unpaid dividends in respect of such Preferred Stock (whether or not earned or declared) to the date of such distribution. Neither the sale, lease or exchange of all or substantially all of the property and assets of the Corporation, nor any consolidation or merger of the Corporation, shall be deemed to be a liquidation for the purposes of this Article.

**ARTICLE 8. Board of Directors**

(a) Number of Directors. The number of the directors constituting the entire Board will be not less than one (1) nor more than fifteen (15) as fixed from time to time by vote of the majority of the entire Board, provided, however, that the number of directors will not be reduced so as to shorten the term of any director at the time in office.

(b) Vacancies. Any vacancies in the Board of Directors for any reason, and any directorships resulting from any increase in the number of directors, may be filled by the Board of Directors, acting by a majority of the directors then in office, although less than a quorum, and any directors so chosen will hold office during the remainder of the term of office of the resigning director.

**ARTICLE 9. Acquisition of Controlling Interest**

The Corporation elects not to be governed by NRS 78.378 to 78.3793, inclusive.

**ARTICLE 10. Combinations with Interest Stockholders**

The Corporation elects not to be governed by NRS 78.411 to 78.444, inclusive.

**ARTICLE 11. Liability**

To the fullest extent permitted by NRS 78, a director or officer of the Corporation will not be personally liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, provided that this article will not eliminate or limit the liability of a director or officer for:

(a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or

(b) the payment of distributions in violation of NRS 78.300, as amended.

Any amendment or repeal of this Section 5 will not adversely affect any right or protection of a director of the Corporation existing immediately prior to such amendment or repeal.

**ARTICLE 12. Indemnification**

(a) Right to Indemnification. The Corporation will indemnify to the fullest extent permitted by law any person (the "Indemnitee") made or threatened to be made a party to any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative (whether or not by or in the right of the Corporation) by reason of the fact that he or she is or was a director of the Corporation or is or was serving as a director, officer, employee or agent of another entity at the request of the Corporation or any predecessor of the Corporation against judgments, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses (including attorneys' fees and disbursements) that he or she incurs in connection with such action or proceeding.

(b) Inurement. The right to indemnification will inure whether or not the claim asserted is based on matters that predate the adoption of this Section 6, will continue as to an Indemnitee who has ceased to hold the position by virtue of which he or she was entitled to indemnification, and will inure to the benefit of his or her heirs and personal representatives.

(c) Non-exclusivity of Rights. The right to indemnification and to the advancement of expenses conferred by this Section 6 are not exclusive of any other rights that an Indemnitee may have or acquire under any statute, bylaw, agreement, vote of stockholders or disinterested directors, these Articles of Incorporation or otherwise.

(d) Other Sources. The Corporation's obligation, if any, to indemnify or to advance expenses to any Indemnitee who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or other entity will be reduced by any amount such Indemnitee may collect as indemnification or advancement of expenses from such other entity.

(e) Advancement of Expenses. The Corporation will, from time to time, reimburse or advance to any Indemnitee the funds necessary for payment of expenses, including attorneys' fees and disbursements, incurred in connection with defending any proceeding for which he or she is indemnified by the Corporation, in advance of the final disposition of such proceeding; provided that the Corporation has received the undertaking of such director or officer to repay any such amount so advanced if it is ultimately determined by a final and unappealable judicial decision that the director or officer is not entitled to be indemnified for such expenses.

**ARTICLE 13. Objects.**

The nature of the business of the Corporation and the objects or the purposes to be transacted, promoted, or carried on by it are to engage in any lawful activity.

## (PROFIT) INITIAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

EASY ENERGY, INC.

(Name of Corporation)

**FILE NUMBER**
E0350162007-2

FOR THE FILING PERIOD OF 5/2007 TO 5/2008

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

EASTBIZ COM, INC.
5348 VEGAS BLVD.
LAS VEGAS, NV 89108

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR RESIDENT AGENT INFORMATION

| Filed in the Office of | Business Number E0350162007-2 |
|---|---|
| [signature] | Filing Number 20070347123-89 |
| Secretary of State | Filed On 05/18/2007 |
| State Of Nevada | Number of Pages 2 |

(This document was filed electronically.)

THE ABOVE SPACE IS FOR OFFICE USE ONLY

Important: Read instructions before completing and returning this form.

1. Print or type names and addresses either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. Have an officer sign the form *FORM WILL BE RETURNED IF UNSIGNED*
2. If there are additional directors attach a list of them to this form.
3. Return the completed form with the $125.00 filing fee. A $75.00 penalty must be added for failure to file this form by the last day of first month following the incorporation/initial registration with this office.
4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NRS 78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 89701-4201, (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the first month following the incorporation/initial registration date. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

FILING FEE: $125.00 LATE PENALTY: $75.00

**CHECK ONLY IF APPLICABLE**

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

| NAME | TITLE(S) | | |
|---|---|---|---|
| GAY OFIR | PRESIDENT (OR EQUIVALENT OF) | | |
| **ADDRESS** | **CITY** | **ST** | **ZIP** |
| 49 HA'AROSHET ST, P.O. BOX 6409 | KARMIEL | IS | 20100 |
| **NAME** | **TITLE(S)** | | |
| EMANUEL COHEN | SECRETARY (OR EQUIVALENT OF) | | |
| **ADDRESS** | **CITY** | **ST** | **ZIP** |
| 49 HA'AROSHET ST, P.O. BOX 6409 | KARMIEL | IS | 20100 |
| **NAME** | **TITLE(S)** | | |
| EMANUEL COHEN | TREASURER (OR EQUIVALENT OF) | | |
| **ADDRESS** | **CITY** | **ST** | **ZIP** |
| 49 HA'AROSHET ST, P.O. BOX 6409 | KARMIEL | IS | 20100 |
| **NAME** | **TITLE(S)** | | |
| GAY OFIR | DIRECTOR | | |
| **ADDRESS** | **CITY** | **ST** | **ZIP** |
| 49 HA'AROSHET ST, P.O. BOX 6409 | KARMIEL | IS | 20100 |

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer GAY OFIR Title DIRECTOR Date 5/18/2007 3:35:25 PM

## (PROFIT) INITIAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

FILE NUMBER

EASY ENERGY, INC. | E0350162007-2

| NAME | TITLE(S) | | |
|---|---|---|---|
| EMANUEL COHEN | DIRECTOR | | |
| **ADDRESS** | CITY | ST | ZIP |
| 49 HA'AROSHET ST, P.O. BOX 6409 | KARMIEL | IS | 20100 |
| NAME | TITLE(S) | | |
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| **ADDRESS** | CITY | ST | ZIP |
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| **ADDRESS** | CITY | ST | ZIP |
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| NAME | TITLE(S) | | |
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| **ADDRESS** | CITY | ST | ZIP |
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| **NAME** | **TITLE(S)** | | |
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| **ADDRESS** | CITY | ST | ZIP |
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| **NAME** | TITLE(S) | | |
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**ROSS MILLER**
**Secretary of State**
**206 North Carson Street**
**Carson City, Nevada 89701-4299**
**(775) 684 5708**
**Website: secretaryofstate.biz**

| Filed in the Office of | Business Number E0350162007-2 |
|---|---|
| | Filing Number 20070343750-91 |
| Secretary of State | Filed On 05/17/2007 |
| State Of Nevada | Number of Pages 1 |

# Articles of Incorporation

(PURSUANT TO NRS 78)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

| | |
|---|---|
| 1. **Name of Corporation:** | EASY ENERGY, INC. |
| 2. **Resident Agent Name and Street Address:** *(must be a Nevada address where process may be served)* | EastBiz.com, Inc.<br>Name<br>5348 Vegas Drive / Las Vegas / Nevada 89108<br>(MANDATORY) Physical Street Address / City / Zip Code<br>(OPTIONAL) Mailing Address / City / State / Zip Code |
| 3. **Shares:** *(number of shares corporation is authorized to issue)* | Number of shares with par value: 150,000,000 (cont. pg2) Par value per share: $ 0.0001 Number of shares without par value: |
| 4. **Names & Addresses of the Board of Directors/Trustees:** *(each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than 3 directors/trustees)* | 1. GAY OFIR<br>Name<br>49 HA'AROSHET ST. P.O. BOX 6409 / KARMIEL / ISR / 20100<br>Street Address / City / State / Zip Code<br>2. EMANUEL COHEN<br>Name<br>49 HA'AROSHET ST. P.O. BOX 6409 / KARMIEL / ISR / 20100<br>Street Address / City / State / Zip Code<br>3.<br>Name<br>Street Address / City / State / Zip Code |
| 5. **Purpose:** *(optional - see instructions)* | The purpose of this Corporation shall be: |
| 6. **Name, Address and Signature of Incorporator:** *(attach additional page if more than 1 incorporator)* | Sherry Williams-Lamb<br>Name<br>X [signature]<br>Signature<br>5348 Vegas Drive / Las Vegas / NV / 89108<br>Address / City / State / Zip Code |
| 7. **Certificate of Acceptance of Appointment of Resident Agent:** | I hereby accept appointment as Resident Agent for the above named corporation.<br>X [signature]<br>Authorized Signature of R. A. or On Behalf of R. A. Company<br>05/17/07<br>Date |

*This form must be accompanied by appropriate fees.*